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BRANDES
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Brandes International Equity Fund
Brandes Global Equity Fund
Brandes Core Plus Fixed Income Fund

Supplement dated August 17, 2015 to the
Prospectus and Statement of Additional Information (“SAI”) dated January 30, 2015, as supplemented February 27, 2015

Effective October 1, 2015, the Class E Shares for the International Equity, Global Equity, and Core Plus Fixed Income Funds (the “Funds”) are closed to new investors. Accordingly, as of that date the Funds will discontinue all sales of Class E Shares, except shares purchased: (1) through the reinvestment of dividends and distributions; and (2) by retirement plans (other than traditional IRAs, SIMPLE IRAs, Roth IRAs, SEP plans and SARSEP plans) that have already selected one of the Funds as an investment option.  The Fund may relax this restriction on sales of shares at the discretion of the Board of Trustees from time to time.

Please retain this Supplement with the Prospectus and SAI.